UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                Date of Report:  November 18, 2003
       (Date of Earliest Event Reported:  November 14, 2003)

                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code (713) 420-2600


Item 5. Other Events and Regulation FD Disclosure
        ------------------------------------------

On November 14, 2003, we announced the resignation of Rodney D. Erskine, President of El Paso Production Company. A copy of our press release is attached as Exhibit 99.1 and is incorporated herein by reference. Also, Peggy A. Heeg, our General Counsel will be leaving El Paso at the end of the year. Robert W. Baker, Executive Vice President of El Paso and President of El Paso Merchant Energy will assume the General Counsel responsibilities effective January 1, 2004.


Item 7. Financial Statements and Exhibits
        ----------------------------------

          (c)  Exhibits.

                 Number    Description
                 ------    -----------
                  99.1     Press Release dated November 14, 2003.



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By:  /s/ Jeffrey I. Beason
                                 -----------------------
                                   Jeffrey I. Beason
                                 Senior Vice President
                                     and Controller
                             (Principal Accounting Officer)

Dated:  November 18, 2003


                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      ------------
      99.1        Press Release dated November 14, 2003.